Exhibit 99.1

Keysight Technologies Reports Third Quarter 2021 Results

Achieved Record Q3 Orders and All-time Record Revenue

SANTA ROSA, Calif., August 18, 2021 - Keysight Technologies, Inc. (NYSE: KEYS) today reported financial results for the third fiscal quarter of 2021 ended July 31, 2021.

“Keysight’s first-to-market, software-centric solutions strategy continues to yield consistently strong results. The durability of our business model was again on full display this quarter. We generated order and revenue growth of 23 percent and delivered 46 percent GAAP and 29 percent non-GAAP earnings per share growth, while effectively navigating supply chain challenges,” said Ron Nersesian, Keysight’s Chairman, President and CEO. “We have a track record of strong execution and delivering on our commitments, and we are confident in our ability to capitalize on the many growth opportunities ahead of us.”

Third Quarter Financial Summary
•Orders grew 23 percent to reach $1.31 billion, compared with $1.07 billion last year.
•Revenue grew 23 percent to reach $1.25 billion, compared with $1.01 billion last year, or 21 percent on a core basis, which excludes the impact of foreign currency changes and revenue associated with businesses acquired or divested within the last twelve months.
•GAAP net income was $254 million, or $1.36 per share, compared with $176 million, or $0.93 per share, in the third quarter of 2020.
•Non-GAAP net income was $286 million, or $1.54 per share, compared with $226 million, or $1.19 per share in the third quarter of 2020.
•Cash flow from operations was $257 million, compared with $183 million last year. Free cash flow was $217 million, compared with $151 million in the third quarter of 2020.
•As of July 31, 2021, cash and cash equivalents totaled $2.15 billion.

Reporting Segments
•Communications Solutions Group (CSG)
CSG reported revenue of $875 million in the third quarter, up 15 percent over last year, driven by continued investment in global 5G deployments, the roll-out of new 5G chipsets and devices, 400G and 800G ethernet for data centers, as well as early 6G research, space, electromagnetic spectrum operations, and satellite applications.
•Electronic Industrial Solutions Group (EISG)
EISG reported revenue of $371 million in the third quarter, up 48 percent over last year, driven by ongoing macroeconomic recovery across all regions, and strong double-digit growth in semiconductor, general electronics, and automotive and energy solutions.

Outlook
Keysight’s fourth fiscal quarter of 2021 revenue is expected to be in the range of $1.25 billion to $1.27 billion. Non-GAAP earnings per share for the fourth fiscal quarter of 2021 are expected to be in the range of $1.59 to $1.65, which exclude items that pertain to future events and are not currently estimable with a reasonable degree of accuracy. Therefore, no reconciliation to GAAP amounts has been provided. Further information is discussed in the section titled “Use of Non-GAAP Financial Measures” below.

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Webcast
Keysight’s management will present more details about its third quarter FY2021 financial results and its fourth quarter FY2021 outlook on a conference call with investors today at 1:30 p.m. PT. This event will be webcast in listen-only mode. Listeners may log on to the call at www.investor.keysight.com under the “Upcoming Events” section and select “Q3 2021 Keysight Technologies Inc. Earnings Conference Call” to participate or dial +1 833-968-2178 (U.S. only) or +1 778-560-2837 (International) and enter passcode 6459032. The webcast will remain on the company site for 90 days.

Forward-Looking Statements
This communication contains forward-looking statements as defined in the Securities Exchange Act of 1934 and is subject to the safe harbors created therein. The words “expect,” “intend,” “will,” “should,” and similar expressions, as they relate to the company, are intended to identify forward-looking statements. These forward-looking statements involve risks and uncertainties that could significantly affect the expected results and are based on certain key assumptions of Keysight’s management and on currently available information. Due to such uncertainties and risks, no assurances can be given that such expectations or assumptions will prove to have been correct, and readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date hereof. Keysight undertakes no responsibility to publicly update or revise any forward-looking statement. The forward-looking statements contained herein include, but are not limited to, predictions, future guidance, projections, beliefs, and expectations about the company’s goals, revenues, financial condition, earnings, impacts of US export control regulations, and operations that involve risks and uncertainties that could cause Keysight’s results to differ materially from management’s current expectations. Such risks and uncertainties include but are not limited to impacts to the supply chain; government mandates related to pandemic conditions such as Covid-19 and its variants; changes in the demand for current and new products, technologies, and services; customer purchasing decisions and timing; and order cancellations.

In addition to the risks above, other risks that Keysight faces include those detailed in Keysight’s filings with the Securities and Exchange Commission on Keysight’s annual report on Form 10-K for the fiscal year ended October 31, 2020 and Keysight’s quarterly report on Form 10-Q for the period ended April 30, 2021.

Segment Data
Segment data reflects the results of our reportable segments under our management reporting system. Segment data are provided on page 6 of the attached tables.

Use of Non-GAAP Financial Measures
In addition to financial information prepared in accordance with U.S. GAAP (“GAAP”), this document also contains certain non-GAAP financial measures based on management’s view of performance, including:
•Core Revenue
•Non-GAAP Net Income/Earnings
•Non-GAAP Net Income per share/Earnings per share
•Free Cash Flow
Income per share is based on weighted average diluted share count. See the attached supplemental schedules for reconciliations of each non-GAAP financial measure to its most directly comparable GAAP financial measure for the three months ended July 31, 2021. Following the reconciliations is a discussion of the items adjusted from our non-GAAP financial measures and the company’s reasons for including or excluding certain categories of income or expenses from our non-GAAP results.

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About Keysight Technologies
Keysight delivers advanced design and validation solutions that help accelerate innovation to connect and secure the world. Keysight’s dedication to speed and precision extends to software-driven insights and analytics that bring tomorrow’s technology products to market faster across the development lifecycle, in design simulation, prototype validation, automated software testing, manufacturing analysis, and network performance optimization and visibility in enterprise, service provider and cloud environments. Our customers span the worldwide communications and industrial ecosystems, aerospace and defense, automotive, energy, semiconductor and general electronics markets. Keysight generated revenues of $4.2B in fiscal year 2020. For more information about Keysight Technologies (NYSE: KEYS), visit us at www.keysight.com.

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Additional information about Keysight Technologies is available in the newsroom at www.keysight.com/go/news and on Facebook, LinkedIn, Twitter and YouTube.

EDITORIAL CONTACT:
Denise Idone
+ 1 941-888-2388
denise.idone@keysight.com
INVESTOR CONTACT:
Jason Kary
+1 707-577-6916
jason.kary@keysight.com
Source: IR-KEYS
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KEYSIGHT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share data)
(Unaudited)
PRELIMINARY

	Three months ended
	July 31,		Percent
	2021	2020	Inc/(Dec)

Orders	$1,310	$1,067	23%

Revenue	$1,246	$1,011	23%

Costs and expenses:
Cost of products and services	458	405	13%
Research and development	207	169	23%
Selling, general and administrative	302	259	17%
Other operating expense (income), net	(5)	(4)	11%
Total costs and expenses	962	829	16%

Income from operations	284	182	55%

Interest income	1	1	(44)%
Interest expense	(20)	(20)	2%
Other income (expense), net	5	22	(73)%

Income before taxes	270	185	46%

Provision for income taxes	16	9	84%

Net income	$254	$176	44%

Net income per share:
Basic	$1.38	$0.94
Diluted	$1.36	$0.93

Weighted average shares used in computing net income per share:
Basic	184	187
Diluted	186	190

KEYSIGHT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(In millions, except per share data)
(Unaudited)
PRELIMINARY

	Nine months ended
	July 31,		Percent
	2021	2020	Inc/(Dec)

Orders	$3,865	$3,297	17%

Revenue	$3,647	$3,001	22%

Costs and expenses:
Cost of products and services	1,415	1,224	16%
Research and development	615	522	18%
Selling, general and administrative	900	810	11%
Other operating expense (income), net	(14)	(42)	(66)%
Total costs and expenses	2,916	2,514	16%

Income from operations	731	487	50%

Interest income	2	11	(85)%
Interest expense	(59)	(59)	1%
Other income (expense), net	(1)	56	—

Income before taxes	673	495	36%

Provision for income taxes	61	85	(29)%

Net income	$612	$410	49%

Net income per share:
Basic	$3.31	$2.19
Diluted	$3.27	$2.16

Weighted average shares used in computing net income per share:
Basic	185	187
Diluted	187	190

KEYSIGHT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED BALANCE SHEET
(In millions, except par value and share data)
(Unaudited)
PRELIMINARY

	July 31,	October 31,
	2021	2020

ASSETS
Current assets:
Cash and cash equivalents	$2,153	$1,756
Accounts receivable, net	677	606
Inventory	770	757
Other current assets	229	255
Total current assets	3,829	3,374

Property, plant and equipment, net	616	595
Operating lease right-of-use assets	231	182
Goodwill	1,610	1,537
Other intangible assets, net	283	361
Long-term investments	68	61
Long-term deferred tax assets	739	740
Other assets	428	368
Total assets	$7,804	$7,218

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$249	$224
Employee compensation and benefits	294	289
Deferred revenue	476	391
Income and other taxes payable	47	64
Operating lease liabilities	41	43
Other accrued liabilities	92	70
Total current liabilities	1,199	1,081

Long-term debt	1,791	1,789
Retirement and post-retirement benefits	348	362
Long-term deferred revenue	179	175
Long-term operating lease liabilities	196	149
Other long-term liabilities	341	365
Total liabilities	4,054	3,921

Stockholders' Equity:
Preferred stock; $0.01 par value; 100 million shares
authorized; none issued and outstanding	—	—
Common stock; $0.01 par value; 1 billion shares
authorized; 197 million shares at July 31, 2021,
and 196 million shares at October 31, 2020, issued	2	2
Treasury stock at cost; 13.0 million shares at July 31, 2021 and
10.7 million shares at October 31, 2020	(1,072)	(752)
Additional paid-in-capital	2,200	2,110
Retained earnings	3,148	2,536
Accumulated other comprehensive loss	(528)	(599)
Total stockholders' equity	3,750	3,297
Total liabilities and equity	$7,804	$7,218

KEYSIGHT TECHNOLOGIES, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(In millions)
(Unaudited)
PRELIMINARY

	Nine months ended
	July 31,
	2021	2020

Cash flows from operating activities:
Net income	$612	$410
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	87	76
Amortization	149	163
Share-based compensation	83	72
Deferred tax expense (benefit)	(49)	7
Excess and obsolete inventory-related charges	20	21
Loss on settlement of pension plan	16	—
Gain on insurance proceeds received for damage to property, plant and equipment	—	(32)
Other non-cash expense (income), net	7	(10)
Changes in assets and liabilities:
Accounts receivable	(64)	112
Inventory	(30)	(91)
Accounts payable	10	(60)
Employee compensation and benefits	(12)	(57)
Deferred revenue	86	35
Income taxes payable	8	8
Retirement and post-retirement benefits	5	(9)
Other assets and liabilities	26	33
Net cash provided by operating activities(a)	954	678

Cash flows from investing activities:
Investments in property, plant and equipment	(101)	(87)
Acquisition of businesses and intangible assets, net of cash acquired	(136)	(324)
Insurance proceeds received for damage to property, plant and equipment	—	32
Other investing activities	(1)	—
Net cash used in investing activities	(238)	(379)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee stock plans	59	57
Payment of taxes related to net share settlement of equity awards	(53)	(52)
Treasury stock repurchases	(320)	(196)
Payment of acquisition-related contingent consideration	(2)	—
Repayment of debt	—	(7)
Other financing activities	(1)	—
Net cash used in financing activities	(317)	(198)

Effect of exchange rate movements	4	2

Net increase in cash, cash equivalents and restricted cash	403	103
Cash, cash equivalents and restricted cash at beginning of period	1,767	1,600
Cash, cash equivalents and restricted cash at end of period	$2,170	$1,703

(a) Cash payments included in operating activities:

Interest payments	$37	$38
Income tax paid, net	$100	$66

KEYSIGHT TECHNOLOGIES, INC.
RECONCILIATION OF CORE REVENUE
(In millions)
(Unaudited)
PRELIMINARY

	Year-over-year compare
	Q3'21	Q3'20	Percent Inc/(Dec)
Revenue	$1,246	$1,011	23%
Adjustments:
Revenue from acquisitions or divestitures	(11)	—
Currency impacts	(13)	—
Core Revenue	$1,222	$1,011	21%

Please refer last page for details on the use of non-GAAP financial measures.

KEYSIGHT TECHNOLOGIES, INC.
SEGMENT RESULTS INFORMATION
(In millions, except where noted)
(Unaudited)
PRELIMINARY

Communications Solutions Group			YoY
	Q3'21	Q3'20	% Chg
Revenue	$875	$760	15%
Gross margin, %	65.7%	65.2%
Income from operations	$224	$197
Operating margin, %	26%	26%

Electronic Industrial Solutions Group			YoY
	Q3'21	Q3'20	% Chg
Revenue	$371	$251	48%
Gross margin, %	63.7%	62.4%
Income from operations	$115	$67
Operating margin, %	31%	27%

Segment revenue and income from operations are consistent with the respective non-GAAP financial measures as discussed on last page.

KEYSIGHT TECHNOLOGIES, INC.
NON-GAAP NET INCOME AND DILUTED EPS RECONCILIATION
(In millions, except per share data)
(Unaudited)
PRELIMINARY

	Three months ended				Nine months ended
	July 31,				July 31,
	2021		2020		2021		2020
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS

GAAP Net income	$254	$1.36	$176	$0.93	$612	$3.27	$410	$2.16
Non-GAAP adjustments:
Amortization of acquisition-related balances	33	0.18	54	0.28	147	0.79	167	0.87
Share-based compensation	19	0.10	19	0.09	84	0.45	73	0.38
Acquisition and integration costs	2	0.01	7	0.04	8	0.04	11	0.06
Gain on insurance settlement	—	—	—	—	—	—	(32)	(0.17)
Restructuring and others	2	0.01	(8)	(0.03)	27	0.15	(16)	(0.08)
Adjustment for taxes(a)	(24)	(0.12)	(22)	(0.12)	(52)	(0.28)	1	0.01
Non-GAAP Net income	$286	$1.54	$226	$1.19	$826	$4.42	$614	$3.23

Weighted average shares outstanding - diluted	186		190		187		190

(a) For both the three and nine months ended July 31, 2021 and 2020, management uses a non-GAAP effective tax rate of 12%.

Please refer last page for details on the use of non-GAAP financial measures.

KEYSIGHT TECHNOLOGIES, INC.
FREE CASH FLOW
(In millions)
(Unaudited)
PRELIMINARY

	Three months ended
	July 31,
	2021	2020
Net cash provided by operating activities	$257	$183
Less: Investments in property, plant and equipment	(40)	(32)
Free cash flow	$217	$151

Please refer last page for details on the use of non-GAAP financial measures.

KEYSIGHT TECHNOLOGIES, INC.
Non-GAAP Financial Measures
Management uses both GAAP and non-GAAP financial measures to analyze and assess the overall performance of the business, to make operating decisions and to forecast and plan for future periods. We believe that our investors benefit from seeing our results “through the eyes of management” in addition to seeing our GAAP results. This information enhances investors’ understanding of the continuing performance of our business and facilitates comparison of performance to our historical and future periods.
Our non-GAAP financial measures may not be comparable to similarly titled measures used by other companies, including industry peer companies, limiting the usefulness of these measures for comparative purposes.
These non-GAAP measures should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. The discussion below presents information about each of the non-GAAP financial measures and the company’s reasons for including or excluding certain categories of income or expenses from our non-GAAP results. In future periods, we may exclude such items and may incur income and expenses similar to these excluded items. Accordingly, adjustments for these items and other similar items in our non-GAAP presentation should not be interpreted as implying that these items are non-recurring, infrequent or unusual.
Non-GAAP Revenue generally relates to an acquisition and includes recognition of acquired deferred revenue that was written down to fair value in purchase accounting. Management believes that excluding fair value purchase accounting adjustments more closely correlates with the ordinary and ongoing course of the acquired company’s operations and facilitates analysis of revenue growth and business trends. We may not have non-GAAP revenue in all periods.
Core Revenue is GAAP/non-GAAP revenue (as applicable) excluding the impact of foreign currency changes and revenue associated with material acquisitions or divestitures completed within the last twelve months. We exclude the impact of foreign currency changes as currency rates can fluctuate based on factors that are not within our control and can obscure revenue growth trends. As the nature, size and number of acquisitions can vary significantly from period to period and as compared to our peers, we exclude revenue associated with recently acquired businesses to facilitate comparisons of revenue growth and analysis of underlying business trends.
Free cash flow includes net cash provided by operating activities adjusted for investments in property, plant & equipment.
Non-GAAP Income from Operations, Non-GAAP Net Income and Non-GAAP Diluted EPS may include the following types of adjustments:
•Acquisition-related Items: We exclude the impact of certain items recorded in connection with business combinations from our non-GAAP financial measures that are either non-cash or not normal, recurring operating expenses due to their nature, variability of amounts and lack of predictability as to occurrence or timing. These amounts may include non-cash items such as the amortization of acquired intangible assets and amortization of items associated with fair value purchase accounting adjustments, including recognition of acquired deferred revenue (see Non-GAAP Revenue above). We also exclude other acquisition and integration costs associated with business acquisitions that are not normal recurring operating expenses, including amortization of amounts paid to redeem acquires’ unvested stock-based compensation awards, and legal, accounting and due diligence costs. We exclude these charges to facilitate a more meaningful evaluation of our current operating performance and comparisons to our past operating performance.
•Share-based Compensation Expense: We exclude share-based compensation expense from our non-GAAP financial measures because share-based compensation expense can vary significantly from period to period based on the company’s share price, as well as the timing, size and nature of equity awards granted. Management believes the exclusion of this expense facilitates the ability of investors to compare the company’s operating results with those of other companies, many of which also exclude share-based compensation expense in determining their non-GAAP financial measures.
•Northern California wildfire-related impacts and Other Items: We exclude certain other significant income or expense items that may occur occasionally and are not normal, recurring, cash operating, from our non-GAAP financial measures. Such items are evaluated on an individual basis based on both quantitative and qualitative factors and generally represent items that we would not anticipate occurring as part of our normal business on a regular basis. While not all-inclusive, examples of certain other significant items excluded from non-GAAP financial measures would include net unrealized gains on equity investments still held, and significant non recurring events like realized gains or losses associated with our employee benefit plans, costs and recoveries related to unusual disaster like Northern California wildfires, gain on sale of assets and small divestitures, etc.
•Restructuring and Related Costs: We exclude incremental expenses associated with restructuring initiatives, usually aimed at material changes in the business or cost structure. Such costs may include employee separation costs, asset impairments, facility-related costs, contract termination fees, and costs to move operations from one location to another. These activities can vary significantly from period to period based on the timing, size and nature of restructuring plans; therefore, we do not consider such costs to be normal, recurring operating expenses. We believe that these costs do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of the company’s current operating performance or comparisons to our operating performance in other periods.
•Estimated Tax Rate: We utilize a consistent methodology for long-term projected non-GAAP tax rate. When projecting this long-term rate, we exclude any tax benefits or expenses that are not directly related to ongoing operations and which are either isolated or cannot be expected to occur again with any regularity or predictability. Additionally, we evaluate our current long-term projections, current tax structure and other factors, such as existing tax positions in various jurisdictions and key tax holidays in major jurisdictions where Keysight operates. This tax rate could change in the future for a variety of reasons, including but not limited to significant changes in geographic earnings mix including acquisition activity, or fundamental tax law changes in major jurisdictions where Keysight operates. The above reasons also limit our ability to reasonably estimate the future GAAP tax rate and provide a reconciliation of the expected non-GAAP earnings per share for the fourth fiscal quarter of 2021 to the GAAP equivalent.
Management recognizes these items can have a material impact on our cash flows and/or our net income. Our GAAP financial statements, including our Condensed Consolidated Statement of Cash Flows, portray those effects. Although we believe it is useful for investors to see core performance free of special items, investors should understand that the excluded costs are actual expenses that may impact the cash available to us for other uses. To gain a complete picture of all effects on the company’s profit and loss from any and all events, management does (and investors should) rely upon the Condensed Consolidated Statement of Operations prepared in accordance with GAAP. The non-GAAP measures focus instead upon the core business of the company, which is only a subset, albeit a critical one, of the company’s performance.